TAKEOUTMUSIC COM HOLDINGS CORP



                                Filing Type: 8-K
                           Description: Current Report
                          Filing Date: January 25, 2002
                          Period End: January 18, 2002


            Primary Exchange: Over the Counter Includes OTC and OTCBB
                                  Ticker: TKMU

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): January 25, 2002 (January 18, 2002)
-------------------------------

                         takeoutmusic.com Holdings Corp.
               (Exact Name of Registrant as Specified in Charter)


         Washington                      333-07727              98-0138706
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)


381 Broadway, Suite 201, New York, NY                              10013
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 871-0714
                                                   -----------------------------

--------------------------------------------------------------------------------



Item 4. Change in Registrant's Certifying Accountant.

     Effective January 18, 2002, the firm of Arthur Andersen LLP resigned as the independent public accountants of the Company.

     The reports of Arthur Andersen LLP on the Company's financial statements for the period from inception April 12, 1999 through December 31, 1999 and the year ended December 31, 2000, respectively, did not contain an adverse opinion or a disclaimer of opinion and were not qualified as to audit scope, or accounting principles. However, the report for the year ended December 31, 2000 included a qualification concerning the ability of the Company to continue as a going concern and that the financial statements of the Company did not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of that uncertainty.

     In connection with the Company's financial statements for the period from inception April 12, 1999 through December 31, 1999 and the year ended December 31, 2000, and in the subsequent interim periods, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Arthur Andersen LLP would have caused Arthur Andersen LLP to make reference to the matter in their report. Furthermore, no reportable events, as defined, occurred during those same periods.

     The Company has requested Arthur Andersen LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated January 24, 2002, is filed as Exhibit 16 to this Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a) and (b) - Not Applicable

         (c) Exhibits

     1. Letter from Arthur Andersen LLP required pursuant to Rule 304(a)(3) of Regulation S-B.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         takeoutmusic.com Holdings Corp.

                                            /s/ John Lavallo
                                         ---------------------------------------
                                         Name:  John Lavallo
                                         Title: Chief Operating Officer


Dated:  January 25, 2002




      EX-99.1
          2
             LETTER FROM ARTHUR ANDERSEN LLP REQUIRED
                     PURSUANT TO RULE 304(A)(3) OF
                     REGULATION S-B





Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

January 24, 2002

Dear Sir/Madam:

We have read the 4 paragraph(s) of Item 4 included in the Form 8-K dated January 25, 2002 of takeoutmusic.com Holdings Corp. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very Truly Yours,

Arthur Andersen LLP

/s/ Arthur Andersen LLP
---------------------------------------

cc: Mr. John Lavallo
    Chief Operating Officer
    takeoutmusic.com Holdings Corp.